NET LOSS PER SHARE (Tables)	12 Months Ended
Dec. 31, 2020
NET LOSS PER SHARE
Schedule of net loss per share
	Years ended December 31,
	2020	2019

Net loss attributable to common shareholders	$(4,148,947)	$(19,511)

Weighted average common shares outstanding – Basic and diluted	165,747,163	10,000,000

Net loss per share – Basic and diluted	$(0.03)	$(0.00)